SECURITIES AND EXCHANGE COMMISSION


                          WASHINGTON, D.C. 20549


                                FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of the earliest event reported):October 13, 1998


                      STANDARD MANAGEMENT CORPORATION
          (Exact name of registrant as specified in its charter)


    INDIANA              0-20882                  35-1773567
(State or other jurisdiction (Commission File Number) (IRS Employer Identification No.)of incorporation)

9100 KEYSTONE CROSSING, INDIANAPOLIS, INDIANA            46240
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (317) 574-6200

                                N/A
   (Former name or former address, if changed since last report)






ITEM 5.  OTHER EVENTS

      On June 4, 1998, Standard Management Corporation ("SMC" or the "Registrant"), and MC Equities, Inc. entered into a definitive Stock Purchase Agreement. This Stock Purchase Agreement was amended by the Third Amendment to Stock Purchase Agreement dated as of October 8, 1998. This Third Amendment to Stock Purchase Agreement is attached hereto as Exhibit 2.4



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)   EXHIBITS:

      2.4 Third Amendment to Stock Purchase Agreement dated as of October 8, 1998 by and among SMC and MC Equities, Inc.

                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STANDARD MANAGEMENT CORPORATION
                                                   (Registrant)


Date: October 12, 1998            By: /s/ RONALD D. HUNTER
                                          Ronald D. Hunter
                                          Chairman of the Board, President and
                                          Chief Executive Officer